Exhibit 3.193

State of Oregon

Secretary of State

Filed April 4, 2006

File No. 345349-82

ARTICLES OF AMENDMENT/DISSOLUTION OF

Burlington Coat Factory of Clackamas, LLC

an Oregon Limited Liability Company

1. Name prior to amendment: Burlington Coat Factory of Clackamas, LLC

2. The following amendment(s) to the Articles of Organization is made hereby. Article 1: The name of the limited liability company is Burlington Coat Factory of Oregon, LLC

3. Please check the Appropriate Statement:

This amendment(s) was approved by the members 100% percent of the members approved the amendment(s).

Date of adoption of each amendment: March 23, 2006

Execution Signature:	/s/ Paul Tang

Title:	Secretary of the Member

Contact Name: David N. Britsch

Daytime phone number: 212-446-4869

State of Oregon

Secretary of State

Filed March 23, 2006

File No. 345349-82

ARTICLES OF CONVERSION-BUSINESS ENTITIES

1. Name of Business Entity prior to conversion: Burlington Coat Factory Warehouse of Clackamas, Inc.

2. Type of business entity prior to conversion: Corporation

3. Name of Business Entity after conversion: Burlington Coat Factory of Clackamas, LLC

4. Type of Business Entity after conversion: Limited liability company

5. A copy of the plan of conversion is attached.

6. Provide additional information required for new entity type: The officers of the New Entity shall be:

Monroe G. Milstein-President and Manager

Paul C. Tang-EVP, Secretary and Manager

7. /s/ Paul C. Tang

Title: EVP and Secretary

8. Contact Name: Laura Urso Daytime Phone Number: 212-446-4910

State of Oregon

Secretary of State

Filed March 24, 2006

File No. 345349-82

ARTICLES OF MERGER OF

Burlington Coat Factory of Oregon, LLC

Burlington Coat Factory of Clackamas, LLC

an Oregon Limited Liability Company

1. Names and types of the entities proposing to merge:

Burlington Coat Factory of Oregon, LLC-Registry Number 346158-98 Burlington Coat Factory of Clackamas, LLC-Registry Number 345349-82

2. Name and type of the surviving entity:

Burlington Coat Factory of Clackamas, LLC

3. A copy of the merger plan is attached. See ORS 60.481(2)

/s/ Paul C. Tang
Title:	EVP and Secretary

State of Oregon

Secretary of State

Filed March 9, 2006

File No. 346158-98

ARTICLES OF ORGANIZATION OF

Burlington Coat Factory of Oregon, LLC

an Oregon Limited Liability Company

1. The name of the limited liability company is Burlington Coat Factory of Oregon, LLC

2. Duration: Duration shall be perpetual.

3. The name of the initial registered agent: Corporation Service Company

4. Address of the initial registered agent: 285 Liberty Street, NE, Salem, OR 97301

5. Address where the division may mail notices: 1830 Route 130, Burlington, New Jersey 08016

6. Name and address of each organizer: Cindy Rashed Reilly, c/o Kirkland & Ellis, LLP, 153 East 53rd Street, New York, NY 10022

/s/ Cindy Rashed Reilly

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